UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 24, 2004



                                Scan-Optics, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                   000-05265                06-0851857
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)


             169 Progress Drive                        06040
               Manchester, CT                        ---------
  (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code  (860) 645-7878


          (Former name or former address, if changed since last report)




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Form 8-K, Current Report
Scan-Optics, Inc.
Commission File No.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             --------

          Exhibit Number                   Description
          --------------                   ------------

          Exhibit 99.1                     Press release dated August 17, 2004


Item 9.  Regulation FD Disclosure.
         ------------------------

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with Securities and Exchange Commission Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing.

        On August 17, 2004, Scan-Optics, Inc. issued a press release announcing its results for the quarter ending June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 24, 2004              Scan-Optics, Inc.

                                    By:      /s/ Peter H. Stelling
                                             ----------------------------------
                                             Name:  Peter H. Stelling
                                             Title: Chief Financial Officer,
                                             Vice  President and Treasurer